UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) January 1, 2001


                      Commission file Number 0-31693

                             EMPEROR PENGUIN, INC.
           (Exact Name of Registrant as Specified in its Charter)



New York                                               11-3560804
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


585 Stewart Avenue, LL60
Garden City, New York						11530
 (Address of principal executive offices)            (Zip Code)




                               (516) 683-4727
               (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of January 1, 2001, between Emperor Penguin, Inc., ("Emperor"), a New York corporation, and RBJ, Inc. ("RBJ"), a New York corporation, all the outstanding shares of common stock of RBJ was exchanged for 6,325,000 shares of 144 restricted common stock of Emperor Penguin, Inc., in a transaction in which Emperor Penguin, Inc., was the surviving corporation.

     A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

	The Certificate of Merger was filed with the New York Division of Corporations and State Records on April 27, 2001.

	Pursuant to said Merger Agreement, the officers and directors of Emperor Penguin, Inc., resigned upon the filing of the Certificate of Merger with the New York Division of Corporations and State Records on April 27, 2001, and were replaced with the officers and directors of RBJ, Inc., although Emperor Penguin was the surviving entity in the merger


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between Emperor Penguin and RBJ.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS: CHANGE OF ADDRESS

The Registrant has changed its business address to 585 Stewart Avenue, Garden City, New York 11530.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Pursuant to the Merger Agreement the officers and directors of Emperor Penguin, Inc., resigned upon the filing of the Certificate of Merger with the New York Division of Corporations and State Records on April 27, 2001, and were replaced with the officers and directors of RBJ, Inc.

ITEM 7.   FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.


EXHIBITS

1.1* Agreement and Plan of Merger between Emperor Penguin Group, Inc., and RBJ, Inc.

1.2* Certificate of Merger between Emperor Penguin Group, Inc., and RBJ,
Inc.
______
*Filed herewith

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EMPEROR PENGUIN GROUP, INC.

                                             By /s/ Chris Nigohossian
                                             Chris Nigohossian, President


Date: May 9, 2001

ACQUISITION AGREEMENT AND PLAN OF MERGER

DATED AS OF JANUARY 1, 2001

BETWEEN

EMPEROR PENGUIN, INC.

AND

RBJ, INC.


TABLE OF CONTENTS
											PAGE

ARTICLE 1.	The Merger	4
	Section 1.1	The Merger	4
	Section 1.2	Effective Time	4
	Section 1.3	Closing the Merger	5
	Section 1.4	Effects of the Merger	5
	Section 1.5	Board of Directors and Officers of EMPEROR PENGUIN, INC.	5
	Section 1.6	Conversion of Shares	5
	Section 1.7	Exchange of Certificates	5
	Section 1.8	Taking of Necessary Action; Further Action	7

ARTICLE 2.	Representations and Warranties of EMPEROR PENGUIN, INC.	7
	Section 2.1	Organization and Qualification	7
	Section 2.2	Capitalization of EMPEROR PENGUIN, INC.	8
	Section 2.3	Authority Relative to this Agreement; Recommendation	8
	Section 2.4	SEC Reports; Financial Statements	8
	Section 2.5	Information Supplied	9
	Section 2.6	Consents and Approvals; No Violations	9
	Section 2.7	No Default	9
	Section 2.8	Financial Statements	10
	Section 2.9	Litigation	10
	Section 2.10	Compliance with Applicable Law	10
	Section 2.11	Employee Benefit Plans; Labor Matters	11
	Section 2.12	Environmental Laws and Regulations 	12
	Section 2.13	Tax Matters 	13
	Section 2.14	Title To Property 	13
	Section 2.15	Intellectual Property 	13
	Section 2.16	Insurance	14
	Section 2.17	Vote Required	14
	Section 2.18	Tax Treatment	14
	Section 2.19	Affiliates	14
	Section 2.20	Certain Business Practices	14
	Section 2.21	Insider Interests	14
	Section 2.22	Opinion of Financial Adviser	15
	Section 2.23	Brokers	15
	Section 2.24	Disclosure	15
	Section 2.25	No Existing Discussion	15
	Section 2.26	Material Contracts	15

ARTICLE 3. 	Representations and Warranties of RBJ, INC. 	16
	Section 3.1.	Organization and Qualification	16
	Section 3.2.	Capitalization of RBJ, INC.	17
	Section 3.3.	Authority Relative to this Agreement; Recommendation	18
 Section 3.4.	SEC Reports; Financial Statements 	18
	Section 3.5	Information Supplied  	18
	Section 3.6. 	Consents and Approvals; No Violations 	18
	Section 3.7.	No Default 	19
	Section 3.8	No Undisclosed Liabilities; Absence of Changes	19
	Section 3.9.	Litigation	20
	Section 3.10.	Compliance with Applicable Law   	20
	Section 3.11.	Employee Benefit Plans; Labor Matters 	21
	Section 3.12.	Environmental Laws and Regulations 	22
	Section 3.13.	Tax Matters 	23
	Section 3.14.	Title to Property 	23
	Section 3.15.	Intellectual Property 	23
	Section 3.16.	Insurance 	24
	Section 3.17.	Vote Required	24
	Section 3.18	Tax Treatment	24
	Section 3.19	Affiliates	24
	Section 3.20	Certain Business Practices	24
	Section 3.21.	Insider Interests	24
	Section 3.22	Opinion of  Financial Adviser.	25
	Section 3.23	Brokers	25
	Section 3.24	Disclosure	25
	Section 3.25	No Existing Discussions	25
	Section 3.26	Material Contracts	26

ARTICLE 4. 	Covenants 	26
	Section 4.1	Conduct of Business of EMPEROR PENGUIN, INC. 	26
	Section 4.2. 	Conduct of Business of RBJ, INC.  	28
	Section 4.3.	Preparation of 8-K  	30
	Section 4.4	Other Potential Acquirers	30
	Section 4.5.	Meetings of Stockholders 	30
	Section 4.6.	NASD OTC:BB Listing	30
	Section 4.7.	Access to Information 	31
	Section 4.8.	Additional Agreements; Reasonable Efforts	31
	Section 4.9.	Indemnification 	31
	Section 4.10. 	Notification of Certain Matters 	32




ARTICLE 5. 	Conditions to Consummation of the Merger	33
	Section 5.1.	Conditions to each Party's Obligation to Effect the Merger	33
	Section 5.2.	Conditions to the Obligations of EMPEROR PENGUIN, INC. 	34
	Section 5.3.	Conditions to the Obligations of RBJ, INC. 	34

ARTICLE 6. 	Termination; Amendment; Waiver 	35
 	Section 6.1.	Termination 	35
 	Section 6.2		Effect of Termination 	36
 	Section 6.3.	Fees and Expenses  	36
 	Section 6.4. 	Amendment 	36
 	Section 6.5. 	Extension; Waiver 	36

ARTICLE 7. 	Miscellaneous   	36
 	Section 7.1.	 Nonsurvival of Representations and Warranties 	36
  	Section 7.2.	Entire Agreement; Assignment 	36
 	Section 7.3. 	Validity   	37
  	Section 7.4.	Notices 	37
  	Section 7.5.	Governing Law	37
  	Section 7.6	Descriptive Headings 	37
  	Section 7.7	Parties in Interest 	37
  	Section 7.8. 	Certain Definitions 	38
  	Section 7.9.	Personal Liability 	38
  	Section 7.10.	Specific Performance 	38
  	Section 7.11	Counterparts 	39







AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (this "Agreement"), dated as of January 1, 2001, is between EMPEROR PENGUIN, INC. a New York corporation ("EMPEROR PENGUIN, INC."), and RBJ, INC. a New York corporation ("RBJ, INC.").

     Whereas, the Boards of Directors of EMPEROR PENGUIN, INC. and RBJ, INC. each have, in light of and subject to the terms and conditions set forth herein, (i) determined that the Merger (as defined below) is fair to their respective stockholders and in the best interests of such stockholders and (ii) approved the Merger in accordance with this Agreement;


     Whereas, for Federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and


     Whereas, EMPEROR PENGUIN, INC. and RBJ, INC. desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

     Now,   therefore,   in   consideration   of   the   promises   and
the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, EMPEROR PENGUIN, INC. and RBJ, INC. hereby agree as follows:

ARTICLE I

The Merger

     Section 1.1. The Merger. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of New York ("NEW YORK STATUTES"), RBJ, INC. shall be merged with and into EMPEROR PENGUIN, INC. (as defined below) (the ''Merger`). Following the Merger, EMPEROR PENGUIN, INC. shall continue as the surviving corporation (the "Successor Corporation"), shall continue to be governed by the laws of the jurisdiction of its incorporation or organization and the separate corporate existence of RBJ, INC., shall cease. Prior to the Effective Time, the parties hereto shall mutually agree as to the name of the Successor Corporation; however, initially the Successor Corporation shall be named EMPEROR PENGUIN, INC., a New York corporation. The Merger is intended to qualify as a tax-free reorganization under Section 368 of the Code as relates to the non- cash exchange of stock referenced herein.

     Section 1.2. Effective Time. Subject to the terms and conditions set forth in this Agreement, a Certificate of Merger (the "Merger Certificate") shall be duly executed and acknowledged by each of RBJ, INC. and EMPEROR PENGUIN, INC. and thereafter the Merger Certificate reflecting the Merger shall be delivered to the Secretary of State of the State of New York for filing on the Closing Date (as defined in Section 1.3). The Merger shall become effective at such time as a properly executed and certified copy of the Merger Certificate is duly filed by the Secretary of State of the State of New York in accordance with New York State Statutes or such later time as the parties may agree upon and set forth in the Merger Certificate (the time at which the Merger becomes effective shall be referred to herein as the "Effective Time").

     Section 1.3. Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Article 5 (the "Closing Date"), at the offices of Toscano & Pudell, PC. 339 New York Avenue, Huntington Village, New York 11743, unless another time, date or place is agreed to in writing by the parties hereto.

     Section 1.4. Effects of the Merger. The Merger shall have the effects set forth in the NEW YORK STATUTES. Without limiting the
generality of the foregoing, and subject   thereto,  at  the  Effective
Time, all the properties, rights, privileges, powers of RBJ, INC., shall vest in the Successor Corporation, and all debts, liabilities and duties of RBJ, INC., shall become the debts, liabilities and duties of the Successor Corporation.

     Section 1.5. Board of Directors and Officers of EMPEROR PENGUIN, INC. At or prior to the Effective Time, each of RBJ, INC. and EMPEROR PENGUIN, INC. agrees to take such action as is necessary (i) to cause the number of directors comprising the full Board of Directors of EMPEROR PENGUIN, INC. to remain the same. However, at the effective time of the Merger the Current Board of Directors and Officers of EMPEROR PENGUIN, INC., shall resign and shall be replaced by the Board of Directors and Officers of RBJ, INC.

     Section 1.6. Conversion of Shares. At the Effective Time, each share of common stock, of RBJ, INC. (individually a "RBJ, INC. Share" and collectively, the "RBJ, INC. Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of RBJ, INC. EMPEROR PENGUIN, INC. or the holder thereof, be converted into and shall become fully paid and nonassessable EMPEROR PENGUIN, INC. Common shares determined by issuing one (1) share of EMPEROR PENGUIN, INC. common share for every of one (1) share of RBJ, INC.

     Section 1.7. Exchange of Certificates.

     (a) Prior to the Effective Time, EMPEROR PENGUIN, INC. shall enter into an agreement with, and shall deposit with, Toscano & Pudell, PC. (the "Exchange Agent'), for the benefit of the holders of RBJ, INC. Shares, for exchange through the Exchange Agent in accordance with
this  Article  I:  (i)   certificates representing the appropriate number
of EMPEROR PENGUIN, INC. Shares to be issued to holders of RBJ, INC. Shares issuable pursuant to Section 1.6 in exchange for outstanding RBJ, INC. Shares.

     (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding RBJ, INC. Shares (the "Certificates") whose shares were converted into the right to receive EMPEROR PENGUIN, INC. Shares pursuant to Section 1.6: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have
such other  provisions  as   RBJ, INC.  and EMPEROR PENGUIN, INC. may
reasonably  specify)  and  (ii)

instructions for use in effecting the surrender of the Certificates in exchange for certificates representing EMPEROR PENGUIN, INC. Shares. Upon surrender of a Certificate to the Exchange Agent, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefore a certificate representing that number of whole EMPEROR PENGUIN, INC. Shares, which such holder has the right to receive pursuant to the provisions of this Article I, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of RBJ, INC. Shares which are not registered in the transfer records of RBJ, INC. a certificate representing the proper number of EMPEROR PENGUIN, INC. Shares may be issued to a transferee if the Certificate representing such RBJ, INC. Shares is presented to the Exchange Agent accompanied by all documents required by the Exchange Agent or EMPEROR PENGUIN, INC. to evidence and effect such transfer and by evidence that any applicable stock transfer or other taxes have been paid. Until surrendered as contemplated by this Section 1.7, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing EMPEROR PENGUIN, INC. Shares as contemplated by this Section 1.7.

     (c) No dividends or other distributions declared or made after the Effective Time with respect to EMPEROR PENGUIN, INC., Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the EMPEROR PENGUIN, INC. Shares represented thereby until the holder of record of such Certificate shall surrender such Certificate.

     (d) In the event that any Certificate for RBJ, INC. Shares or EMPEROR PENGUIN, INC. Shares shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange therefore, upon the making of an affidavit of that fact by the holder thereof such EMPEROR PENGUIN, INC. Shares and cash in lieu of fractional EMPEROR PENGUIN, INC. Shares, if any, as may be required pursuant to this Agreement; provided, however, that EMPEROR PENGUIN, INC. or the Exchange Agent, may, in its respective discretion, require the delivery of a suitable bond, opinion or indemnity.


     (e) All EMPEROR PENGUIN, INC. Shares issued upon the surrender for exchange of RBJ, INC. Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such RBJ, INC. Shares.
There shall be no further registration of transfers on the stock transfer books of RBJ, INC. of the RBJ, INC. Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates of

RBJ, INC. are presented to EMPEROR PENGUIN, INC. for any reason, they shall be canceled and exchanged as provided in this Article I.



     (f) No fractional EMPEROR PENGUIN, INC. Shares shall be issued in the Merger, but in lieu thereof each holder of RBJ, INC. Shares otherwise entitled to a fractional

EMPEROR PENGUIN, INC. Share shall, upon surrender of its, his or her Certificate or

Certificates, be entitled to receive an additional share to round up to the nearest round number of shares.



     Section 1.8. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, RBJ, INC. or EMPEROR PENGUIN, INC.
reasonably determines  that  any

deeds, assignments, or instruments or confirmations of transfer are necessary or desirable to carry out the purposes of this Agreement and to vest EMPEROR PENGUIN, INC. with full right, title and possession to all assets, property, rights, privileges, powers and franchises of RBJ, INC. the officers and directors of EMPEROR PENGUIN, INC. and RBJ, INC.

are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary or desirable action.



ARTICLE 2



Representations and Warranties of EMPEROR PENGUIN, INC.



Except as set forth on the Disclosure Schedule delivered by EMPEROR PENGUIN, INC. to RBJ, INC. (the "EMPEROR PENGUIN, INC. Disclosure
Schedule"),  EMPEROR PENGUIN, INC.  hereby,  to  the   best information and
belief of management, represents and warrants to RBJ, INC.  as follows:



     Section 2.1. Organization and Qualification.



     (a) EMPEROR PENGUIN, INC. is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted,

except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on EMPEROR PENGUIN, INC. When used in connection with EMPEROR PENGUIN, INC., the term "Material Adverse Effect" means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of EMPEROR PENGUIN, INC. other than any change or effect arising out of general economic conditions unrelated to any business in which EMPEROR PENGUIN, INC. is engaged, or
(ii) that may impair the ability of EMPEROR PENGUIN, INC. to perform its obligations hereunder or to consummate the transactions contemplated hereby.


(b) EMPEROR PENGUIN, INC. has heretofore delivered to RBJ, INC. accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of EMPEROR PENGUIN, INC. Except as set forth on Schedule 2.1 of the EMPEROR PENGUIN, INC. Disclosure Schedule, EMPEROR PENGUIN, INC. is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on EMPEROR PENGUIN, INC.

     Section 2.2. Capitalization of EMPEROR PENGUIN, INC.

     (a) The authorized capital stock of EMPEROR PENGUIN, INC. consists of (i) Ten Million
(10,000,000)  Authorized  Shares of Capital Stock,  comprised  of common
stock,   $0.01 par value, of  which   530,000  Common shares  are issued
and outstanding as of July 28, 2000, and held by 2 or more stockholders Pursuant to the Merger Agreement, EMPEROR PENGUIN, INC. will issue 144
restricted  common  stock  to  the  stockholder  of   RBJ, INC.   All  of
the outstanding EMPEROR PENGUIN, INC. Shares have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights. Except as set forth herein, as of the date hereof, (i) there are no securities of EMPEROR PENGUIN, INC. convertible into or exchangeable for shares of capital stock or voting securities of EMPEROR PENGUIN, INC. (ii) there are no options or other rights to acquire common stock from EMPEROR PENGUIN, INC. (iii) there are no equity equivalents, interests in the ownership or earnings of EMPEROR PENGUIN, INC. or other similar rights (collectively, "EMPEROR PENGUIN, INC. Securities"). As of the date hereof, except as set forth herein and on Schedule 2.2(a) of the EMPEROR PENGUIN, INC. Disclosure Schedule there are no outstanding obligations of EMPEROR PENGUIN, INC. or its subsidiaries to repurchase, redeem or otherwise acquire any EMPEROR PENGUIN, INC. Securities or stockholder agreements, voting trusts or other agreements or understandings to which EMPEROR PENGUIN, INC. is a party or by which it is bound relating to the voting or registration of any shares of capital stock of EMPEROR PENGUIN, INC. For purposes of this Agreement, ''Lien" means, with respect to any asset (including, without limitation, any security) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.


     (b) The EMPEROR PENGUIN, INC. Shares constitute the only class of equity securities of

EMPEROR PENGUIN, INC. registered or required to be registered under the Exchange Act.

     (c) EMPEROR PENGUIN, INC. does not own directly or indirectly more than fifty percent

(50%) of the outstanding voting securities or interests (including membership interests) of any entity, other than as specifically disclosed in the disclosure documents.

     Section 2.3. Authority Relative to this Agreement; Recommendation. EMPEROR PENGUIN, INC. has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of EMPEROR
PENGUIN, INC. (the "EMPEROR PENGUIN, INC. Board") and no other corporate proceedings on the part of EMPEROR PENGUIN, INC. are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by EMPEROR PENGUIN, INC. and constitutes a valid, legal and binding agreement of EMPEROR PENGUIN, INC. enforceable against EMPEROR PENGUIN, INC. in accordance with its terms.

     Section 2.4. SEC Reports; Financial Statements. EMPEROR PENGUIN, INC., on or about October 4, 2000, has filed form 10SB12G with the SEC and the same is attached hereto as an Exhibit.

     Section 2.5. Information Supplied. None of the information supplied or to be supplied by EMPEROR PENGUIN, INC., for inclusion or incorporation by reference in connection with the Merger will at the date presented to stockholder of RBJ, INC., contains any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 2.6. Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1916, as amended (the ''HSR Act''), the rules of the National Association of Securities Dealers, Inc. ("NASD"), the filing and recordation of the

Merger Certificate as required by the NEW YORK STATUTES, and as set forth on Schedule 2.6 of the EMPEROR PENGUIN, INC. Disclosure Schedule no
filing with or notice to, and no permit, authorization,   consent  or
approval  of,  any   court   or   tribunal   or administrative,
governmental or regulatory body, agency or authority (a "Governmental Entity") is necessary for the execution and delivery by EMPEROR PENGUIN, INC. of this Agreement or the consummation by EMPEROR PENGUIN, INC. of the transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on EMPEROR PENGUIN, INC.

     Except as set forth in Section 2.6 of the EMPEROR PENGUIN, INC. Disclosure Schedule,

neither the execution, delivery and performance of this Agreement by EMPEROR PENGUIN, INC. nor the consummation by EMPEROR PENGUIN, INC. of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of EMPEROR PENGUIN, INC. (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which EMPEROR PENGUIN, INC. is a party or by which any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to EMPEROR PENGUIN, INC. or any of its properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on EMPEROR PENGUIN, INC.

    Section 2.7. No Default. Except as set forth in Section 2.7 of the EMPEROR PENGUIN, INC.

Disclosure Schedule, EMPEROR PENGUIN, INC. is not in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which EMPEROR PENGUIN, INC. is now a party or by which any of its respective properties or assets may be bound or

(iii) any order, writ injunction, decree, law, statute, rule or regulation applicable to EMPEROR PENGUIN, INC. or any of its respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on EMPEROR PENGUIN, INC. Except as set forth in Section 2.7 of the EMPEROR PENGUIN, INC. Disclosure Schedule, each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which EMPEROR PENGUIN, INC. is now a party or by which its respective properties or assets may be bound that is material to EMPEROR PENGUIN, INC. and that has not expired is in full force and effect and is not subject to any material default thereunder of which EMPEROR PENGUIN, INC. is aware by any party obligated to EMPEROR PENGUIN, INC. thereunder.


     Section 2.8. Financial Statements. EMPEROR PENGUIN, INC. has attached hereto as Exhibits audited financials of the company dated October 4, 2000. There has been one (2) material changes to the audited financials since October 4, 2000, in that the company has issued a promissory note to Toscano & Pudell, PC., dated November 1, 2000 in the amount of $9,500 Dollars. Additionally, the corporation has repurchased from 2 shareholders 1,470,000 shares of stock which said shares are now treasury stock.


     Section 2.9. Litigation. Except as set forth in Schedule 2.9 of the EMPEROR PENGUIN, INC., Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of EMPEROR PENGUIN, INC. threatened against EMPEROR PENGUIN, INC., or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC. or could reasonably be expected to prevent or delay
the  consummation  of   the transactions  contemplated by this Agreement.
Except as disclosed by EMPEROR PENGUIN, INC., none of EMPEROR PENGUIN, INC. or its subsidiaries is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC. or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

   Section 2.10. Compliance with Applicable Law. Except as disclosed by EMPEROR PENGUIN, INC. EMPEROR PENGUIN, INC. and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "EMPEROR PENGUIN, INC. Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on EMPEROR PENGUIN, INC. Except as disclosed by EMPEROR PENGUIN, INC. EMPEROR PENGUIN, INC. and its subsidiaries are in compliance with the terms of the EMPEROR PENGUIN, INC. Permits, except where the failure so to comply would not have a Material Adverse Effect on EMPEROR PENGUIN, INC. Except as disclosed by EMPEROR PENGUIN, INC. the businesses of EMPEROR PENGUIN, INC. and its subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 2.10 with respect to Environmental Laws and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on EMPEROR PENGUIN, INC. Except as disclosed by EMPEROR PENGUIN, INC. no investigation or review by any Governmental Entity with respect to EMPEROR PENGUIN, INC. or its subsidiaries is pending or, to the knowledge of EMPEROR PENGUIN, INC. threatened, nor, to the knowledge of EMPEROR PENGUIN, INC. has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which EMPEROR PENGUIN, INC. reasonably believes will not have a Material Adverse Effect on EMPEROR PENGUIN, INC.


     Section 2.11. Employee Benefit Plans; Labor Matters.

     (a) Except as set forth in Section 2.11(a) of the EMPEROR PENGUIN, INC. Disclosure

Schedule with respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), maintained or contributed to at any time by EMPEROR PENGUIN, INC. or any entity required to be aggregated with EMPEROR PENGUIN, INC. pursuant to Section 414 of the Code (each, a "EMPEROR PENGUIN, INC. Employee Plan"), no event has occurred and to the knowledge of EMPEROR PENGUIN, INC. no condition or set of circumstances exists in connection with which EMPEROR PENGUIN, INC. could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on EMPEROR PENGUIN, INC.


     (b) Section 2.11(c) of the EMPEROR PENGUIN, INC. Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person who holds any EMPEROR PENGUIN, INC. Stock Options, together with the number of EMPEROR PENGUIN, INC. Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the

Code, and the expiration date of such option. Section 2.11(c) of the EMPEROR PENGUIN, INC., Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. EMPEROR PENGUIN, INC. has furnished RBJ, INC. with complete copies of the plans pursuant to which the EMPEROR PENGUIN, INC. Stock Options were issued. Other than the automatic vesting of EMPEROR PENGUIN, INC. Stock Options that may occur without any action on the part of EMPEROR PENGUIN, INC. or its officers or directors, EMPEROR PENGUIN, INC. has not taken any action that would result in any EMPEROR PENGUIN, INC. Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.


     (d) EMPEROR PENGUIN, INC. has made available to RBJ, INC. (i) a description of the terms of employment and compensation arrangements of all officers of EMPEROR PENGUIN, INC. and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating EMPEROR PENGUIN, INC. to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of EMPEROR PENGUIN, INC. who have executed a non-competition agreement with EMPEROR PENGUIN, INC. and a copy of each such agreement currently in effect; (iv) copies (or descriptions) of all severance agreements, programs and policies of EMPEROR PENGUIN, INC. with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of EMPEROR PENGUIN, INC. with or relating to its employees which contain change in control provisions all of which are set forth in Section 2.11(d) of the EMPEROR PENGUIN, INC. Disclosure Schedule.


     (e) There shall be no payment, accrual of additional benefits, acceleration of payments, or vesting in any benefit under any EMPEROR PENGUIN, INC. Employee Plan or any agreement or arrangement
disclosed under this Section 2.11 solely by   reason   of  entering  into
or  in  connection  with  the  transactions contemplated by this Agreement.



     (f) There are no controversies pending or, to the knowledge of EMPEROR PENGUIN, INC.

threatened, between EMPEROR PENGUIN, INC. and any of their employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC., Neither EMPEROR PENGUIN, INC. nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by EMPEROR PENGUIN, INC. or any of its subsidiaries (and neither EMPEROR PENGUIN, INC. nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does EMPEROR PENGUIN, INC. know of any activities or proceedings of any labor union to organize any of its or employees. EMPEROR PENGUIN, INC. has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof, by or with respect to any of its employees.


     Section 2.12. Environmental Laws and Regulations.

     (a) Except as disclosed by EMPEROR PENGUIN, INC. (i) EMPEROR PENGUIN, INC. is in material compliance with all applicable federal, state,

local and  foreign  laws  and  regulations

relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, "Environmental Laws"), except for non-compliance that would not have a Material Adverse Effect on EMPEROR PENGUIN, INC. which compliance includes, but is not limited to, the possession by EMPEROR PENGUIN, INC. of all material permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) EMPEROR PENGUIN, INC. has not received written notice of, or, to the knowledge of EMPEROR PENGUIN, INC. is the subject of, any action, cause of action, claim, investigation, demand or notice by any person or entity alleging liability under or non-compliance with any Environmental Law (an ''Environmental Claim") that could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC.; and (iii) to the knowledge of EMPEROR PENGUIN, INC. there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.


     (b) Except as publicly disclosed by EMPEROR PENGUIN, INC. there are no Environmental

Claims which could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC. that are pending or, to the knowledge of EMPEROR PENGUIN, INC. threatened against EMPEROR PENGUIN, INC. or, to the knowledge of EMPEROR PENGUIN, INC. against any person or entity whose liability for any Environmental Claim EMPEROR PENGUIN, INC. has or may have retained or assumed either contractually or by operation of law.

     Section 2.13. Tax Matters.

     (a) Except as set forth in Section 2.13 of the EMPEROR PENGUIN, INC. Disclosure Schedule:

(i) EMPEROR PENGUIN, INC. has filed, has had filed or will file on its behalf (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns (as defined herein) with respect to Taxes (as defined herein) of EMPEROR PENGUIN, INC. and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to EMPEROR PENGUIN, INC. have been paid in full or have been provided for in accordance with GAAP on EMPEROR PENGUIN,

INC.'s  most  recent  balance  sheet.  (iii)  there  are  no  outstanding
agreements   or  waivers  extending  the  statutory  period  of
limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to EMPEROR PENGUIN, INC. (iv) to the knowledge of EMPEROR PENGUIN, INC. none of the Tax Returns of or with respect to EMPEROR PENGUIN, INC. is currently being audited or examined by any Governmental Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to EMPEROR PENGUIN, INC. which has not been abated or paid in full.


     (b) For purposes of this Agreement, (i) "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority and (ii) "Tax Return" shall mean any report, return, documents declaration or other information or filing required to be supplied to any taxing authority or jurisdiction with respect to Taxes.

     Section 2.14. Title to Property. EMPEROR PENGUIN, INC. has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse

Effect on EMPEROR PENGUIN, INC.; and, to EMPEROR PENGUIN, INC.'s knowledge, all leases pursuant to which EMPEROR PENGUIN, INC. leases from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of EMPEROR PENGUIN, INC. under any of such leases, any existing material default or event of default (or event which with notice of lapse of time, or both, would constitute a default and in respect of which EMPEROR PENGUIN, INC. has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event, would not have a Material Adverse Effect on EMPEROR PENGUIN, INC.


     Section 2.15. Intellectual Property.

(a) EMPEROR PENGUIN, INC. owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefore that are material to its business as currently conducted (the "EMPEROR PENGUIN, INC. Intellectual Property Rights").

     (b) The validity of the EMPEROR PENGUIN, INC. Intellectual Property Rights and the title thereto of EMPEROR PENGUIN, INC. are not being questioned in any litigation to which EMPEROR PENGUIN, INC. is a party.

     (c)  Except  as  set  forth in Section 2.15(c) of  the  EMPEROR
PENGUIN, INC. Disclosure Schedule, the conduct of the business of EMPEROR PENGUIN, INC. as now conducted does not, to EMPEROR PENGUIN, INC.'s knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any EMPEROR PENGUIN, INC. Intellectual Property Rights.

     (d) EMPEROR PENGUIN, INC. has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where EMPEROR PENGUIN, INC. has elected to rely on patent or copyright protection in lieu of trade secret protection.

     Section 2.16. Insurance. EMPEROR PENGUIN, INC. does not currently maintain general liability or other business insurance.


     Section 2.17. Vote Required. Approval of this Agreement and Plan of Merger by the Stockholders of EMPEROR PENGUIN, INC. has been approved by a special meeting of the Shareholders on November 21, 2000.



     Section 2.18. Tax Treatment. Neither EMPEROR PENGUIN, INC. nor, to the knowledge of EMPEROR PENGUIN, INC. any of its affiliates has taken or agreed to take action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.



     Section 2.19. Affiliates. Except for the directors and executive officers of EMPEROR PENGUIN, INC., each of whom is listed in
Section  2.19  of  the  EMPEROR PENGUIN, INC.
Disclosure Schedule, there are no persons who, to the knowledge of EMPEROR PENGUIN, INC. may be deemed to be affiliates of EMPEROR PENGUIN, INC. under Rule 1-02(b) of Regulation S-X of the SEC (the "EMPEROR PENGUIN, INC. Affiliates").


     Section 2.20. Certain Business Practices. None of EMPEROR PENGUIN, INC. or any directors, officers, agents or employees of EMPEROR PENGUIN, INC. has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), or (iii) made any other unlawful payment.

     Section 2.21. Insider Interests. Except as set forth in Section 2.21 of the EMPEROR PENGUIN, INC. Disclosure Schedule, neither any officer or director of EMPEROR PENGUIN, INC. has any interest in any material property, real or personal, including without limitation, any computer software or EMPEROR PENGUIN, INC. Intellectual Property Rights, used in or pertaining to the business of EMPEROR PENGUIN, INC. expect for the ordinary rights of a stockholder or employee stock option holder.

     Section 2.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the EMPEROR PENGUIN, INC. Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of EMPEROR PENGUIN, INC. Shares.

     Section 2.23. Brokers. No broker, finder or investment banker (other than the EMPEROR PENGUIN, INC. Financial Adviser, a true and correct copy of whose engagement agreement has been provided to RBJ, INC.) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of EMPEROR PENGUIN, INC.

     Section 2.24. Disclosure. No representation or warranty of EMPEROR PENGUIN,
INC. in  this Agreement   or  any  certificate,  schedule,  document  or  other
instrument furnished or to be furnished to RBJ, INC. pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 2.25. No Existing Discussions. As of the date hereof, EMPEROR PENGUIN, INC. is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 4.4).

     Section 2.26. Material Contracts.

(a) EMPEROR PENGUIN, INC.  has  delivered or otherwise made available to
RBJ, INC. true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which EMPEROR PENGUIN, INC. is a party affecting the obligations of any party thereunder) to which EMPEROR PENGUIN, INC. is a party or by which any of its properties or assets are bound that are, material to the business, properties or assets of EMPEROR PENGUIN, INC. taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of EMPEROR PENGUIN, INC. taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-
competition,   severance, golden parachute or indemnification contracts
(including, without limitation, any contract to which EMPEROR PENGUIN, INC. is a party involving employees of EMPEROR PENGUIN, INC.); (ii) licensing,
publishing,  merchandising  or  distribution  agreements;   (iii) contracts
granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise entered into since

August 14, 2000;  (vi)  contracts  or  agreements  with  any Governmental

Entity. and (vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 4.1 hereof, the "EMPEROR PENGUIN, INC. Contracts"). EMPEROR PENGUIN, INC. is not a party to or bound by any severance, golden parachute or other agreement with any employee or consultant pursuant to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the EMPEROR PENGUIN, INC. Contracts is valid and enforceable in accordance with its terms, and there is no default under any EMPEROR PENGUIN, INC. Contract so listed either by EMPEROR PENGUIN, INC. or, to the knowledge of EMPEROR PENGUIN, INC. by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by EMPEROR PENGUIN, INC. or, to the knowledge of EMPEROR PENGUIN, INC. any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC.

(c) No party to any such EMPEROR PENGUIN, INC. Contract has given notice to EMPEROR PENGUIN, INC. of or made a claim against EMPEROR PENGUIN, INC. with respect to any breach or default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC.



ARTICLE 3

Representations and Warranties of RBJ, INC.

     Except as set forth on the Disclosure Schedule delivered by RBJ, INC. to EMPEROR PENGUIN, INC. (the "RBJ, INC. Disclosure Schedule"), RBJ, INC. hereby, to the best knowledge of management, represents and warrants to EMPEROR PENGUIN, INC. as follows:

     Section 3.1. Organization and Qualification.

(a) Each of RBJ, INC. and its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Material Adverse Effect (as defined below) on RBJ, INC. When used in connection with RBJ, INC. the term "Material Adverse Effect'' means any change or effect (i) that is or is reasonably likely to be materially adverse to the business, results of operations, condition (financial or otherwise) or prospects of RBJ, INC. and its subsidiaries, taken as a whole, other than any change or effect arising out of general economic conditions unrelated to any businesses in which RBJ, INC. and its subsidiaries are engaged, or (ii) that may impair the ability of RBJ, INC. to consummate the transactions contemplated hereby.

(b) RBJ, INC. has heretofore delivered to EMPEROR PENGUIN, INC. accurate and complete copies of the Certificate of Incorporation and Bylaws (or similar governing documents), as currently in effect, of RBJ, INC. Each of RBJ, INC. and its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on RBJ, INC.


     Section 3.2. Capitalization of RBJ, INC.

(a) The authorized capital  stock  of  RBJ, INC., consists  of;  (i) Ten
Million Shares (10,000,000) common Shares, of which 6,325,000.00 common Shares are issued and outstanding. All of the outstanding RBJ, INC. Shares have been duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights.

(b) Except as set forth in Section 3.2(b) of the RBJ, INC. Disclosure Schedule, RBJ, INC. is the record and beneficial owner of all of the issued and outstanding shares of capital stock of its subsidiaries.

(c) Except as set forth in Section 3.2(c) of the RBJ, INC. Disclosure Schedule, no RBJ, INC. Stock options have been granted. Except as set forth in
Section 3.2(a) above, as of the date hereof, there are no outstanding (i) securities of RBJ, INC. or its subsidiaries convertible into or exchangeable for shares of capital stock or voting securities of RBJ, INC.
(ii) options or other rights to acquire from RBJ, INC. or its subsidiaries, or obligations of RBJ, INC. or its subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of RBJ, INC. or (iii) equity equivalents, interests in the ownership or earnings of RBJ, INC. or its subsidiaries or other similar rights (collectively, "RBJ, INC. Securities"). As of the date hereof, there are no outstanding obligations of RBJ, INC. or any of its subsidiaries to repurchase, redeem or otherwise acquire any RBJ, INC. Securities. There are no stockholder agreements, voting trusts or other agreements or understandings to which RBJ, INC. is a party or by which it is bound relating to the voting or registration of any shares of capital stock of RBJ, INC.

(d) Except  as  set forth in Section 3.2(d) of the RBJ, INC.  Disclosure
Schedule,   there  are  no  securities  of  RBJ, INC.  convertible   into   or
exchangeable for, no options or other rights to acquire from RBJ, INC. and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly, of any capital stock or other ownership interests in, or any other securities of, any subsidiary of RBJ, INC.

(e) The RBJ, INC. Shares constitute the only class of equity securities of RBJ, INC. or its subsidiaries.

(f) Except as set forth in Section 3.2(f) of the RBJ, INC. Disclosure Schedule, RBJ, INC., does not own directly or indirectly more than fifty percent (50%) of the outstanding voting securities or interests (including membership interests) of any entity.

     Section 3.3. Authority Relative to this Agreement; Recommendation.

(a) RBJ, INC. has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of RBJ, INC. (the "RBJ, INC. Board"), and no other corporate proceedings on the part of RBJ, INC. are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, except, as referred to in Section 3.17, the approval and adoption of this Agreement by the holders of at least a majority of the then outstanding RBJ, INC. Shares. This Agreement has been duly and validly executed and delivered by RBJ, INC. and constitutes a valid, legal and binding agreement of RBJ, INC. enforceable against RBJ, INC. in accordance with its terms.

(b) The RBJ, INC. Board has resolved to recommend that the stockholders of RBJ, INC. approve and adopt this Agreement.

     Section 3.4. SEC Reports; Financial Statements.

     (a)   RBJ, INC. is not required to file any Reports or Forms with the SEC.


(c) RBJ, INC. will deliver to EMPEROR PENGUIN, INC. audited financials to EMPEROR PENGUIN, INC. within 30 days from the date of this Agreement.

     Section 3.5. Information Supplied. None of the information supplied or to be supplied by RBJ, INC. for inclusion or incorporation by reference to the 8-K will, at the time the 8-K is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 3.6. Consents and Approvals; No Violations. Except as set  forth in
Section 3.6 of the RBJ, INC. Disclosure Schedule, and for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, the rules of the NASD, and the filing and recordation of the Merger Certificate as required by the NEW YORK STATUTES, no filing with or notice to, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery by RBJ, INC. of this Agreement or the consummation by RBJ,
INC.   of   the transactions  contemplated hereby, except where the failure to obtain such permits, authorizations consents or approvals or to make such filings or give such notice would not have a Material Adverse Effect on RBJ, INC.

     Neither the execution, delivery and performance of this Agreement by RBJ, INC. nor the consummation by RBJ, INC. of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificate of Incorporation or Bylaws (or similar governing documents) of RBJ, INC. or any of RBJ, INC.'s subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which RBJ, INC. or any of RBJ, INC.'s subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to RBJ, INC. or any of RBJ, INC.'s subsidiaries or any of their respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults which would not have a Material Adverse Effect on RBJ, INC.


     Section 3.7. No Default. None of RBJ, INC. or any of its subsidiaries is in breach, default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a breach, default or violation) of any term, condition or provision of (i) its Certificate of Incorporation or Bylaws (or similar governing documents), (ii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which RBJ, INC. or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound  or  (iii) any order, writ, injunction, decree, law, statute,  rule  or
regulation  applicable  to  RBJ, INC.  its  subsidiaries  or  any  of   their
respective properties or assets, except in the case of (ii) or (iii) for violations, breaches or defaults that would not have a Material Adverse Effect on RBJ, INC. Each note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which RBJ, INC. or any of its subsidiaries is now a party or by which any of them or any of their respective properties or assets may be bound that is material to RBJ, INC. and its subsidiaries taken as a whole and that has not expired is in full force and effect and is not subject to any material default thereunder of which RBJ, INC. is aware by any party obligated to RBJ, INC. or any subsidiary thereunder.

     Section 3.8. No Undisclosed Liabilities; Absence of Changes. Except as set forth in Section 2.8 of the RBJ, INC. Disclosure Schedule and except as and to the extent publicly disclosed by RBJ, INC. RBJ, INC. does not have any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of RBJ, INC. (including the notes thereto) or which would have a Material Adverse Effect on RBJ, INC. Except as disclosed by RBJ, INC. herein, RBJ, INC. has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, and there have been no events, changes or effects with respect to RBJ, INC. having or which reasonably could be expected to have, a Material Adverse Effect on RBJ, INC. Except as disclosed in the Disclosure Schedule, since there has not been (i) any material change by RBJ, INC. in its accounting methods, principles or practices (other than as
required after the date   hereof   by  concurrent  changes  in  generally
accepted   accounting principles), (ii) any revaluation by RBJ, INC. of any of its assets having a Material Adverse Effect on RBJ, INC. including, without limitation, any write-down of the value of any assets other than in the ordinary course of business or (iii) any other action or event that would have required the consent of any other party hereto pursuant to Section
4.1 of this Agreement had such action or event occurred after the date of this Agreement.

    Section 3.9. Litigation. Except as disclosed by RBJ, INC. in the Disclosure Schedule there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of RBJ, INC. threatened against RBJ, INC. or any of its subsidiaries or any of their respective properties or assets before
any  Governmental  Entity  which,  individually  or  in   the aggregate, could
reasonably be expected to have a Material Adverse Effect on RBJ, INC. or could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement. Except as disclosed by RBJ, INC. RBJ, INC. is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen in the future, could reasonably be expected to have a Material Adverse Effect on RBJ, INC. or could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

     Section 3.10. Compliance with Applicable Law. Except as disclosed by RBJ, INC. RBJ, INC. holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "RBJ, INC. Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals which would not have a Material Adverse Effect on RBJ, INC. Except as disclosed by RBJ, INC., RBJ, INC. is in compliance with the terms of the RBJ, INC. Permits, except where the failure so to comply would not have a Material Adverse Effect on RBJ, INC. Except as disclosed by RBJ, INC. herein RBJ, INC., is not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except that no representation or warranty is made in this Section 2.10 with respect to Environmental Laws (as defined in Section 2.12 below) and except for violations or possible violations which do not, and, insofar as reasonably can be foreseen, in the future will not, have a Material Adverse Effect on RBJ, INC. Except disclosed herein, RBJ, INC., RBJ, INC. has no investigation or review by any Governmental Entity with respect to RBJ, INC. is pending or, to the knowledge of RBJ, INC. threatened, nor, to the knowledge of RBJ, INC. has any Governmental Entity indicated an intention to conduct the same, other than, in each case, those which RBJ, INC. reasonably believes will not have a Material Adverse Effect on RBJ, INC.

     Section 3.11. Employee Benefit Plans; Labor Matters.

(a) With respect to each employee benefit plan, program, policy, arrangement and contract (including, without limitation, any "employee
benefit  plan,"  as  defined  in  Section  3(3)  of  ERISA),  maintained   or
contributed to at any time by RBJ, INC. any of its subsidiaries or any entity required to be aggregated with RBJ, INC. or any of its subsidiaries pursuant to Section 414 of the Code (each, a "RBJ, INC. Employee Plan"), no event has occurred and, to the knowledge of RBJ, INC. no condition or set of circumstances exists in connection with which RBJ, INC. or any of its subsidiaries could reasonably be expected to be subject to any liability which would have a Material Adverse Effect on RBJ, INC.

(b) Section 3.11(c) of the RBJ, INC. Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of each person whom holds any RBJ, INC. Stock Options, together with the number of RBJ, INC. Shares which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested as a result of the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is a nonqualified stock option or is intended to qualify as an incentive stock option within the meaning of
Section 422(b) of the Code, and the expiration date of such option. Section 3.11(c) of the RBJ, INC. Disclosure Schedule also sets forth the total number of such incentive stock options and such nonqualified options. RBJ, INC. has furnished EMPEROR PENGUIN, INC. with complete copies of the plans pursuant to which the RBJ, INC. Stock Options were issued. Other than the automatic vesting of RBJ, INC. Stock Options that may occur without any action on the part of RBJ, INC. or its officers or directors, RBJ, INC. has not taken any action that would result in any RBJ, INC. Stock Options that are unvested becoming vested in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) RBJ, INC. has made available to EMPEROR PENGUIN, INC. (i) a description of the terms of employment and compensation arrangements of all officers of RBJ, INC. and a copy of each such agreement currently in effect; (ii) copies of all agreements with consultants who are individuals obligating RBJ, INC. to make annual cash payments in an amount exceeding $60,000; (iii) a schedule listing all officers of RBJ, INC. who have executed a non-competition agreement with RBJ, INC. and a copy of each such agreement currently in effect; (iv) copies
(or descriptions) of all severance agreements, programs and policies of RBJ, INC. with or relating to its employees, except programs and policies required to be maintained by law; and (v) copies of all plans, programs, agreements and other arrangements of the RBJ, INC. with or relating to its employees which contain change in control provisions.


(d) Except  as disclosed in Section 3.11(e) of the RBJ, INC.  Disclosure
Schedule   there  shall  be  no  payment,  accrual  of  additional  benefits, acceleration of payments, or vesting in any benefit under any RBJ, INC. Employee Plan or any agreement or arrangement disclosed under this Section
3.11 solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

(e) There are no controversies pending or, to the knowledge of RBJ, INC., threatened, between RBJ, INC. or any of its subsidiaries and any of their respective employees, which controversies have or could reasonably be expected to have a Material Adverse Effect on RBJ, INC. Neither RBJ, INC. nor any of its subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by RBJ, INC. or any of its subsidiaries (and neither RBJ, INC. nor any of its subsidiaries has any outstanding material liability with respect to any terminated collective bargaining agreement or labor union contract), nor does RBJ, INC. know of any activities or proceedings of any labor union to organize any of its or any of its subsidiaries' employees. RBJ, INC. has no knowledge of any strike, slowdown, work stoppage, lockout or threat thereof by or with respect to any of its or any of its subsidiaries' employees.

     Section 3.12. Environmental Laws and Regulations.

(a) Except as disclosed by RBJ, INC. (i) each of RBJ, INC. and its subsidiaries is in material compliance with all Environmental Laws, except for non-compliance that would not have a Material Adverse Effect on RBJ, INC., which compliance includes, but is not limited to, the possession by RBJ, INC.,
and   its  subsidiaries  of  all  material  permits  and  other  governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) none of RBJ, INC. or its subsidiaries has received written notice of, or, to the knowledge of RBJ, INC. is the subject of, any Environmental Claim that could reasonably be expected to have a Material Adverse Effect on RBJ, INC.; and (iii) to the knowledge of RBJ, INC. there are no circumstances that are reasonably likely to prevent or interfere with such material compliance in the future.

(b) Except as disclosed by RBJ, INC. there are no Environmental Claims which could reasonably be expected to have a Material Adverse
Effect on RBJ, INC. that are pending or, to the knowledge of RBJ, INC. threatened against RBJ, INC. or any of its subsidiaries or, to the knowledge of RBJ, INC. against any person or entity whose liability for any Environmental Claim RBJ, INC. or its subsidiaries has or may have retained or assumed either cntractually or by operation of law.

     Section 3.13. Tax Matters. Except as set forth in Section 3.13 of the RBJ, INC. Disclosure Schedule: (i) RBJ, INC. and each of its subsidiaries has filed or has had filed on its behalf in a timely manner (within any applicable extension periods) with the appropriate Governmental Entity all income and other material Tax Returns with respect to Taxes of RBJ, INC. and each of its subsidiaries and all Tax Returns were in all material respects true, complete and correct; (ii) all material Taxes with respect to RBJ, INC. and each of its subsidiaries have been paid in full or have been provided for in accordance with GAAP on RBJ, INC.'s most recent balance sheet which is part of the RBJ, INC. (iii) there are no outstanding agreements or waivers extending the statutory period of limitations applicable to any federal, state, local or foreign income or other material Tax Returns required to be filed by or with respect to RBJ, INC. or its subsidiaries; (iv) to the knowledge of RBJ, INC. none of the Tax Returns of or with respect to RBJ, INC. or any of its subsidiaries is currently being audited or examined by any Governmental
Entity; and (v) no deficiency for any income or other material Taxes has been assessed with respect to RBJ, INC. or any of its subsidiaries which has not been abated or paid in full.

     Section 3.14. Title to Property. RBJ, INC. and each of its subsidiaries have good and defensible title to all of their properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which, individually or in the aggregate, would not have a Material Adverse Effect on RBJ, INC.; and, to RBJ, INC.'s knowledge, all leases pursuant to which RBJ, INC., or any of its subsidiaries lease from others real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of RBJ, INC. under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which RBJ, INC. or such subsidiary has not taken adequate steps to prevent such a default from occurring) except where the lack of such good standing, validity and effectiveness, or the existence of such default or event of default would not have a Material Adverse Effect on RBJ, INC.

     Section 3.15. Intellectual Property.

     (a) Each of RBJ, INC. and its subsidiaries owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign patents, trademarks, trade names, services marks, copyrights, trade secrets, and applications therefore that are material to its business as currently conducted (the "RBJ, INC. Intellectual Property Rights").

     (b) Except as set forth in Section 3.15(b) of the RBJ, INC. Disclosure Schedule the validity of the RBJ, INC. Intellectual Property Rights and the title thereto of RBJ, INC. or any subsidiary, as the case may be, are not being questioned in any litigation to which RBJ, INC. or any subsidiary is a party.

(c) The conduct of the business of RBJ, INC. and its subsidiaries as now conducted does not, to RBJ, INC.'s knowledge, infringe any valid patents,
trademarks,   tradenames,  service  marks  or  copyrights  of   others.   The
consummation of the transactions contemplated hereby will not result in the loss or impairment of any RBJ, INC. Intellectual Property Rights.



(d) Each of RBJ, INC. and its subsidiaries has taken steps it believes appropriate to protect and maintain its trade secrets as such, except in cases where RBJ, INC. has elected to rely on patent or copyright protection in lieu of trade secret protection.

     Section 3.16. Insurance. RBJ, INC. currently does not maintain general liability and other business insurance.

     Section 3.17. Vote Required. The affirmative vote of the holders of all of the outstanding RBJ, INC. Shares is necessary to approve and adopt this Agreement and the Merger.

     Section 3.18. Tax Treatment. Neither RBJ, INC. nor, to the knowledge of RBJ, INC. any of its affiliates has taken or agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provisions of Section 368(a) of the Code.

     Section 3.19. Affiliates. Except for the directors and executive officers of RBJ, INC. each of whom is listed in Section 3.19 of the RBJ, INC. Disclosure Schedule, there are no persons who, to the knowledge of RBJ, INC., may be deemed to be affiliates of RBJ, INC. under Rule 1-02(b) of Regulation S-X of the SEC (the "RBJ, INC. Affiliates").

     Section 3.20. Certain Business Practices. None of RBJ, INC. any of its subsidiaries or any directors, officers, agents or employees of RBJ, INC. or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the FCPA, or (iii) made any other unlawful payment.

     Section 3.21. Insider Interests. Except as set forth in Section 3.21 of the RBJ, INC. Disclosure Schedule, no officer or director of RBJ, INC. has any interest in any material property, real or personal, including without limitation, any computer software or RBJ, INC. Intellectual Property Rights, used in or pertaining to the business of RBJ, INC. or any subsidiary, except for the ordinary rights of a stockholder or employee stock optionholder.

     Section 3.22. Opinion of Financial Adviser. No advisers, as of the date hereof, have delivered to the RBJ, INC. Board a written opinion to the effect that, as of such date, the exchange ratio contemplated by the Merger is fair to the holders of RBJ, INC. Shares.

     Section 3.23. Brokers. There are no brokers to this Agreement that may be entitled to any claim for a finder's fee or other compensation.

     Section 3.24. Disclosure. No representation or warranty of RBJ, INC. in this Agreement or any certificate, schedule, document or other instrument furnished or to be furnished to EMPEROR PENGUIN, INC. pursuant hereto or in connection herewith contains, as of the date of such representation, warranty or instrument, or will contain any untrue statement of a material fact or, at the date thereof, omits or will omit to state a material fact necessary to make any statement herein or therein, in light of the circumstances under which such statement is or will be made, not misleading.

     Section 3.25. No Existing Discussions. As of the date hereof, RBJ, INC. is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to any Third Party Acquisition (as defined in Section 5.4).

     Section 3.26. Material Contracts.

(a) RBJ, INC.  has delivered or otherwise made available to  EMPEROR
PENGUIN, INC. true, correct and complete copies of all contracts and agreements (and all amendments, modifications and supplements thereto and all side letters to which RBJ, INC. is a party affecting the obligations of any party thereunder) to which RBJ, INC. or any of its subsidiaries is a party or by which any of their properties or assets are bound that are, material to the business, properties or assets of RBJ, INC. and its subsidiaries taken as a whole, including, without limitation, to the extent any of the following are, individually or in the aggregate, material to the business, properties or assets of RBJ, INC. and its subsidiaries taken as a whole, all: (i) employment, product design or development, personal services, consulting, non-competition, severance, golden parachute or indemnification contracts (including, without limitation, any contract to which RBJ, INC. is a party involving employees of RBJ, INC.); (ii) licensing, publishing, merchandising or distribution agreements; (iii) contracts granting rights of first refusal or first negotiation; (iv) partnership or joint venture agreements; (v) agreements for the acquisition, sale or lease of material properties or assets or stock or otherwise. (vi) contracts or agreements with any Governmental Entity; and
(vii) all commitments and agreements to enter into any of the foregoing (collectively, together with any such contracts entered into in accordance with Section 5.2 hereof, the 'RBJ, INC. Contracts"). Neither RBJ, INC. nor any of its subsidiaries is a party to or bound by any severance, golden
parachute  or  other  agreement  with  any  employee   or consultant  pursuant
to which such person would be entitled to receive any additional compensation or an accelerated payment of compensation as a result of the consummation of the transactions contemplated hereby.

(b) Each of the RBJ, INC. Contracts is valid and enforceable in accordance with its terms, and there is no default under any RBJ, INC.

Contract so listed either by RBJ, INC. or, to the knowledge of RBJ, INC. by any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by RBJ, INC. or, to the knowledge of RBJ, INC. any other party, in any such case in which such default or event could reasonably be expected to have a Material Adverse Effect on RBJ, INC.

(c) No party to any such RBJ, INC. Contract has given notice to RBJ, INC.
of  or  made  a claim against RBJ, INC. with respect to any breach or  default thereunder, in any such case in which such breach or default could reasonably be expected to have a Material Adverse Effect on RBJ, INC.

ARTICLE 4

Covenants

     Section 4.1. Conduct of Business of EMPEROR PENGUIN, INC. Except as contemplated by this Agreement or as described in Section 4.1 of the EMPEROR PENGUIN, INC. Disclosure Schedule, during the period from the date hereof to the Effective Time, EMPEROR PENGUIN, INC. will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section 4.1 of the EMPEROR PENGUIN, INC. Disclosure Schedule, prior to the Effective Time, EMPEROR PENGUIN, INC. will not, without the prior written consent of RBJ, INC.:


(a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

(b) amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents.

(c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

(d) adopt  a  plan  of  complete or partial  liquidation,  dissolution,
merger,    consolidation,    restructuring,   recapitalization    or    other
reorganization of EMPEROR PENGUIN, INC. (other than the Merger);

(e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuance's of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person.

(iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of EMPEROR PENGUIN, INC.; or (v) mortgage or pledge any of its material assets, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

(f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the
date   hereof   (including,  without  limitation,  the  granting   of   stock
appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent EMPEROR PENGUIN, INC. from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus
arrangements   for employees  for  fiscal 2000 in the ordinary course of year-
end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2000 in amounts previously disclosed to RBJ, INC. (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to EMPEROR PENGUIN, INC.);

(g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

(h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

(i) revalue in any material respect any of its assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

(j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to EMPEROR PENGUIN, INC.; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

(k) make any tax election or settle or compromise any income tax liability material to EMPEROR PENGUIN, INC.;

(l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on EMPEROR PENGUIN, INC.;

(m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through 4.1(m) or any action which would make any of the representations or warranties of contained in this Agreement untrue or incorrect.

     Section 4.2. Conduct of Business of RBJ, INC. Except as contemplated by this Agreement or as described in Section 4.2 of the RBJ, INC. Disclosure Schedule during the period from the date hereof to the Effective Time, RBJ, INC., will conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, seek to preserve intact its current business organization, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that goodwill and ongoing businesses shall be unimpaired a the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement or as described in Section
4.2 of the RBJ, INC. Disclosure Schedule, prior to the Effective Time, RBJ, INC. will not, without the prior written consent of EMPEROR PENGUIN, INC.:

(a) amend its Certificate of Incorporation or Bylaws (or other similar governing instrument);

(b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (except bank loans) or equity equivalents (including, without limitation, any stock options or stock appreciation rights;

(c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities;

(d) adopt a plan of complete or partial liquidation, dissolution, merger consolidation, restructuring, recapitalization or other reorganization of RBJ, INC. (other than the Merger);

(e) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuance's of letters of credit under existing lines of credit in the ordinary course of business. (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;
(iii) make any loans, advances or capital contributions to or investments in, any other person; (iv) pledge or otherwise encumber shares of capital stock of

RBJ, INC. or its subsidiaries; or (v) mortgage or pledge any of its material assets, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

(f) except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the
date   hereof   (including,  without  limitation,  the  granting   of   stock
appreciation rights or performance units); provided, however, that this paragraph (f) shall not prevent RBJ, INC. or its subsidiaries from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 1999 in the ordinary course of yearend compensation reviews consistent with past practice and paying bonuses to employees for fiscal 1999 in amounts previously disclosed to (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to RBJ, INC.);

(g) acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions other than in the ordinary course of business;

(h) except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used by it;

(i) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory of writing-off notes or accounts receivable other than in the ordinary course of business;

(j) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to RBJ, INC.; (iii) authorize any new capital expenditure or expenditures which, individually, is in excess of $1,000 or, in the aggregate, are in excess of $5,000: provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

(k) make any tax election or settle or compromise any income tax liability material to RBJ, INC. and its subsidiaries taken as a whole;

(l) settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which could have a Material Adverse Effect on RBJ, INC.;

(m) commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or except in the ordinary course of business; or

(n) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through 4.2(m) or any action which would make any of the representations or warranties of the RBJ, INC. contained in this Agreement untrue or incorrect.

     Section  4.3.  Preparation of 8-K.   RBJ, INC. and  EMPEROR PENGUIN, INC.
shall  promptly prepare and file with the SEC an 8-K disclosing this merger.

     Section 4.4. Other Potential Acquirers.

(a) RBJ, INC. its affiliates and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any Third Party Acquisition.

     Section 4.5. Meetings of Stockholders. RBJ, INC. shall take all action necessary, in accordance with the respective General Corporation Law of its respective state, and its respective certificate of incorporation and bylaws, to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable, to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby. The stockholder votes required for the adoption and approval of the transactions contemplated by this Agreement. RBJ, INC. will, through its Boards of Directors, recommend to their respective stockholders approval of such matters

     Section 4.6. NASD OTC:BB Listing. The parties shall use all reasonable efforts to cause the EMPEROR PENGUIN, INC. Shares, subject to Rule 144, to be traded on the Over-The-Counter Bulletin Board (OTC:BB).

     Section 4.7. Access to Information.

     (a) Between the date hereof and the Effective Time, EMPEROR PENGUIN, INC. will give RBJ, INC. and its authorized representatives, and RBJ, INC. will give EMPEROR PENGUIN, INC. and its authorized representatives, reasonable access to all employees, plants, offices, warehouses and other facilities and to all books and records of itself and its subsidiaries, will permit the other party to make such inspections as such party may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to the business and properties of itself and its subsidiaries as the other party may from time to time reasonably request.

(b) Each of the parties hereto will hold and will cause its consultants and advisers to hold in confidence all documents and information furnished to it in connection with the transactions contemplated by this Agreement.

     Section 4.8. Additional Agreements, Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation,
(i) cooperating in the preparation and filing of the 8-K, any filings that may be required under the HSR Act, and any amendments to any thereof; (ii) obtaining consents of all third parties and Governmental Entities necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement; (iii) contesting any legal proceeding relating to the Merger and (iv) the execution of any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, RBJ, INC. and EMPEROR PENGUIN, INC. agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder votes with respect to the Merger. In case at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement, the proper officers and directors of each party hereto shall take all such necessary action.

     Section 4.9. Indemnification.
(a) To the extent, if any, not provided by an existing right under  one of the parties' directors and officers liability insurance policies, from and after the Effective Time, EMPEROR PENGUIN, INC. shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer or employee of the parties hereto or any subsidiary thereof (each an "Indemnified Party" and, collectively, the ''Indemnified Parties") against all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement arising out of actions or omissions occurring at or prior to the Effective Time and whether asserted or claimed prior to, at or after the Effective Time) that are in whole or in part (i) based on, or arising out of the fact that such person is or was a director, officer or employee of such party or a subsidiary of such party or (ii) based on, arising out of or pertaining to the transactions contemplated by this Agreement. In the event of any such loss expense, claim, damage or liability (whether or not arising before the Effective Time), (i) EMPEROR PENGUIN, INC. shall pay the reasonable fees and expenses of counsel selected by the Indemnified
Parties,  which  counsel  shall   be reasonably  satisfactory  to EMPEROR
PENGUIN, INC. promptly after statements therefore are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by the NEW YORK STATUTES or its certificate of incorporation or bylaws, (ii) EMPEROR PENGUIN, INC. will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under the NEW YORK STATUTES and EMPEROR PENGUIN, INC.'s certificate of incorporation or bylaws shall be made by independent counsel mutually acceptable to EMPEROR PENGUIN, INC. and the Indemnified Party; provided, however, that EMPEROR PENGUIN, INC. shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, conflict on any significant issue between positions of any two or more Indemnified Parties.

     (b) In the event EMPEROR PENGUIN, INC. or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity or such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provision shall be made so that the successors and assigns of EMPEROR PENGUIN, INC. shall assume the obligations set forth in this Section 4.9.

(b) To the fullest extent permitted by law, from and after the Effective
Time, all rights to indemnification now existing in favor of the employees, agents, directors or officers of EMPEROR PENGUIN, INC. and RBJ, INC. and their subsidiaries with respect to their activities as such prior to the Effective Time, as provided in EMPEROR PENGUIN, INC.'s and RBJ, INC.'s certificate of incorporation or bylaws, in effect on the date thereof or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

(c) The provisions of this Section 4.9 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

     Section 4.10. Notification of Certain Matters. The parties hereto  shall
give  prompt  notice  to  the  other  parties,  of  (i)  the  occurrence   or
nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective
Time, (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by such party or any of its subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract or agreement material to the financial condition, properties, businesses or results of operations of such party and its subsidiaries taken as a whole to which such party or any of its subsidiaries is a party or is subject, (iv) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, or (v) any material adverse change in their respective financial condition, properties, businesses, results of operations or prospects taken as a whole, other than changes resulting from general economic conditions; provided, however, that the delivery of any notice pursuant to this Section 4.10 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the party receiving such notice.


ARTICLE 5

Conditions to Consummation of the Merger

     Section 5.1. Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of RBJ, INC.;

(b) this Agreement shall have been approved and adopted by the Board of Directors of EMPEROR PENGUIN, INC. and RBJ, INC.;

(c) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or United States governmental authority which prohibits, restrains, enjoins or restricts the consummation of the Merger;

(d) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated hereby shall have been either filed or received; and

     Section 5.2. Conditions to the Obligations of EMPEROR PENGUIN, INC. The obligation of EMPEROR PENGUIN, INC. to effect the Merger is subject to the satisfaction at or prior to the

Effective Time of the following conditions:

     (a) the representations of RBJ, INC. contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material
Adverse Effect on RBJ, INC.) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing RBJ, INC. shall have delivered to EMPEROR PENGUIN, INC. a certificate to that effect;

     (b) each of the covenants and obligations of RBJ, INC. to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing RBJ, INC. shall have delivered to EMPEROR PENGUIN, INC. a certificate to that effect;

     (d) RBJ, INC. shall have obtained the consent or approval of each person whose consent or approval shall be required in order to permit the Merger as relates to any obligation, right or interest of RBJ, INC. under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of EMPEROR PENGUIN, INC. individually or in the aggregate, have a Material Adverse Effect on RBJ, INC.;

(e) there shall have been no events, changes or effects with respect to RBJ, INC. or its subsidiaries having or which could reasonably be expected to have a Material Adverse Effect on RBJ, INC.; and

     Section 5.3. Conditions to the Obligations of RBJ, INC. The respective obligations of RBJ, INC. to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a) the representations of EMPEROR PENGUIN, INC. contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct (except to the extent that the breach thereof would not have a Material Adverse Effect on EMPEROR PENGUIN, INC.) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically related to an earlier date, in which case such representations shall be true and correct as of such earlier date), and at the Closing EMPEROR PENGUIN, INC. shall have delivered to RBJ, INC. a certificate to that effect;


(b) each of the covenants and obligations of EMPEROR PENGUIN, INC. to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and at the Closing EMPEROR PENGUIN, INC. shall have delivered to RBJ, INC. a certificate to that effect;

(c) there shall have been no events, changes or effects with respect to EMPEROR PENGUIN, INC. having or which could reasonably be expected to have a Material Adverse Effect on EMPEROR PENGUIN, INC.


ARTICLE 6

Termination; Amendment; Waiver

     Section 6.1. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by EMPEROR PENGUIN, INC.'s or RBJ, INC.'s stockholders:

     (a) by mutual written consent of EMPEROR PENGUIN, INC. and RBJ, INC.;

(c) by RBJ, INC. or EMPEROR PENGUIN, INC. if (i) any court of competent jurisdiction in the United States or other United States Governmental
Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been the reason that the Effective Time shall not have occurred on or before said date;

(d) by EMPEROR PENGUIN, INC. if (i) there shall have been a breach of any representation or warranty on the part of RBJ, INC. set forth in this Agreement, or if any representation or warranty of RBJ, INC. shall have become untrue, in either case such that the conditions set forth in Section 5.2(a) would be incapable of being satisfied by March 10, 2001 (or as otherwise extended), (ii) there shall have been a breach by RBJ, INC. of any of their respective covenants or agreements hereunder having a Material Adverse Effect on RBJ, INC. or materially adversely affecting (or materially delaying) the consummation of the Merger, and RBJ, INC. as the case may be, has not cured such breach within 20 business days after notice by EMPEROR PENGUIN, INC. thereof, provided that EMPEROR PENGUIN, INC. has not breached any of its obligations hereunder, (iii) EMPEROR PENGUIN, INC. shall have convened a meeting of its Board of Directors to vote upon the Merger and shall have failed to obtain the requisite vote;

     (d) by RBJ, INC. if (i) there shall have been a breach of any representation or warranty on the part of EMPEROR PENGUIN, INC. set forth in this Agreement, or if any representation or warranty of EMPEROR PENGUIN, INC. shall have become untrue, in either case such that the conditions set forth in Section 5.3(a) would be incapable of being satisfied by March 10, 2001 (or as otherwise extended), (ii) there shall have been a breach by EMPEROR PENGUIN, INC. of its covenants or agreements hereunder having a Material Adverse Effect on EMPEROR PENGUIN, INC. or materially adversely affecting (or materially delaying) the consummation of the Merger, and EMPEROR PENGUIN, INC. as the case may be, has not cured such breach within twenty business days after notice by RBJ, INC. thereof, provided that RBJ, INC. has not breached any of its obligations hereunder, (iii) the EMPEROR PENGUIN, INC. Board shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger, or shall have adopted any resolution to effect any of the foregoing, (iv) RBJ, INC. shall have convened a meeting of its stockholders to vote upon the Merger and shall have failed to obtain the requisite vote of its stockholders.

     Section 6.2. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders, other than the provisions of this Section 6.2 and Sections 4.7(c) and 6.3 hereof. Nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.

     Section 6.3. Fees and Expenses. Except as specifically provided in this
Section 6.3, RBJ, INC. shall bear all costs and expenses in connection with this Agreement and the transactions contemplated hereby including the State filing fees for the filing of the Certificate of Merger.

     Section 6.4. Amendment. This Agreement may be amended by action taken by EMPEROR PENGUIN, INC. and RBJ, INC. at any time before or after approval of the Merger by the directors of EMPEROR PENGUIN, INC. and the stockholders and directors RBJ, INC. (if required by applicable law) but, after any such approval, no amendment shall be made which requires the approval of such stockholders under applicable law without such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

     Section 6.5. Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party, (ii) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.


ARTICLE 7

Miscellaneous

     Section 7.1. Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

     Section 7.2. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.


     Section 7.3. Validity. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

     Section 7.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested), to each other party as follows:


  If to RBJ, INC.:

585 Stewart Avenue, LL60
Garden City, New York 11530

     RBJ, INC.
     Attn:

with a copy to:



 If to EMPEROR PENGUIN, INC.:

Toscano & Pudell, PC.
339 New York Avenue
Huntington Village, New York 11743
Tel.: 631.351.4037  Fax.: 631.351.4083

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

     Section 7.6. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 7.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except as provided in Sections 4.9 and 4.11, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.


     Section 7.8. Certain Definitions. For the purposes of this Agreement, the term:

(a) "affiliate" means (except as otherwise provided in Sections 2.19 and
3.19   a   person  that  directly  or  indirectly,  through   one   or   more
intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

(b) "business day" means any day other than a day on which NASDAQ is closed;

(c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

(d) "knowledge'' or "known'' means, with respect to any matter in question, if an executive officer of EMPEROR PENGUIN, INC. or RBJ, INC. or its subsidiaries, as the case may be, has actual knowledge of such matter;

(e) "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity; and

(f) "subsidiary"  or  "subsidiaries" of EMPEROR PENGUIN, INC.  RBJ, INC.
or any other person, means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which EMPEROR PENGUIN, INC. RBJ, INC. or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.


     Section 7.9. Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of EMPEROR PENGUIN, INC. RBJ, INC. or any officer, director, employee, agent, representative or investor of any party hereto.


     Section 7.10. Specific Performance. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder; provided, however, that, if a party hereto is entitled to receive any payment or reimbursement of expenses pursuant to Sections 6.3(a), (b) or (c), it shall not be entitled to specific performance to compel the consummation of the Merger.

     Section 7.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     In Witness Whereof, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

RBJ, INC.                           			EMPEROR PENGUIN, INC.

By: /s/ Chris Nigohossian			  By: /s/ John Tuohy
Name: 	Chris Nigohossian		  	  Name: John Tuohy
Title:  President                    			  Title: President


STATE OF NEW YORK	)
                    			)  SS:
COUNTY OF NASSAU	)

     On January 1, 2001, before me, a Notary Public, personally appeared Chris Nigohossian who is the President of RBJ, INC. and who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities and that, by his signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

				/s/
                              ________________________________
                              Notary Public



STATE OF NEW YORK  )
                     		       )  SS:
COUNTY OF SUFFOLK  )

On January 1, 2001, before me, a Notary Public, personally appeared John Tuohy who is the President of EMPEROR PENGUIN, INC., and who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities and that, by his signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

				/s/
                              ________________________________
                              Notary Public

CERTIFICATE OF MERGER
BCL SECTION 904

Of

RBJ, INC.
(New York)

AND

EMPEROR PENGUIN, INC.
(New York)

Into

EMPEROR PENGUIN, INC.
(New York)


under section 904 of the BUSINESS corporation law













Mail receipt for the filing of document to:	Edward J. Toscano, Esq.
	339 New York Avenue
	Huntington Village, NY  11743

CERTIFICATE OF MERGER
BCL SECTION 904

Of

RBJ, INC.
(New York)

AND

EMPEROR PENGUIN, INC.
(New York)

Into

EMPEROR PENGUIN, INC.
(New York)


under section 904 of the BUSINESS corporation law


	We, the undersigned, JOHN TUOHY and JOSEPH CICCARELLI, being respectively the
President and Vice-President of RBJ, INC., a domestic corporation, and of
EMPEROR PENGUIN, INC., a domestic corporation.

	(1)	A plan of merger was adopted by the Board of Directors of each constituent corporation.

	(2)	The name of the surviving corporation is EMPEROR PENGUIN, INC. and the name of the corporation to be merged is RBJ, INC.

 (3) The designation and number of outstanding shares of RBJ, INC., the surviving corporation, is 2,000,000 common shares, and the number of shares entitled to vote is 2,000,000 common shares. The designation and number of outstanding shares of each class of EMPEROR PENGUIN, INC., the corporation to be merged is 8,325,000 common shares and the number of shares entitled to vote is 8,325,000 common shares.

	(4)	The Certificate of Incorporation of RBJ, INC., a domestic corporation, was filed by the Secretary of State on the 26th of May, 2000.

	(b)	The Certificate of Incorporation of EMPEROR PENGUIN, INC., a New York
corporation was filed by the Secretary of State on the 14th day of August, 2000.

(4) The merger was authorized by vote of the holders of two-thirds of all outstanding shares of RBJ, INC., entitled to vote at a meeting of shareholders. The merger was authorized by vote of the holders of two-thirds of all outstanding shares of EMPEROR PENGUIN, INC., entitled to vote at a meeting of shareholders.

	IN WITNESS WHEREOF, the undersigned hereby affirm that the statements contained herein are true.
						CORP:  EMPEROR PENGUIN, INC.
	 	 				(A New York Corporation)

						/s/ John Tuohy

						JOHN TUOHY, PRESIDENT


						/s/ Joseph Ciccarelli

						JOSEPH CICCARELLI, VICE-PRESIDENT


	IN WITNESS WHEREOF, the undersigned hereby affirm that the statements contained herein are true.
Date: March 7, 2001

		CORP:  RBJ, INC.
		(A New York Corporation)

	/s/ Christian Nigohossian

	CHRISTIAN NIGOHOSSIAN, PRESIDENT